UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 15, 2010

ENTERPRISE FINANCIAL SERVICES CORP
(Exact name of registrant as specified in its charter)

Delaware	001-15373	43-1706259
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

150 N. Meramec, St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code
(314) 725-5500

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure.

     On March 15 & 16, 2010, Enterprise Financial Services Corp (the “Company”) is presenting the materials attached to this report as Exhibit 99.1 in meetings with certain analysts.

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Exhibit materials being presented in meetings with certain analysts. These materials are being furnished pursuant to Item 7.01 hereof.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2010

ENTERPRISE FINANCIAL SERVICES CORP

By:	/s/ Deborah N. Barstow
Deborah N. Barstow
Senior Vice President & Controller

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Exhibit materials being presented in meetings with certain analysts. These Materials are being furnished pursuant to Item 7.01 hereof.*

*This exhibit is furnished to, but not filed with, the Commission by inclusion herein.